Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned Officers of Oglebay Norton Company (the Company), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge:

The Annual Report on Form 10-K of the Company for the period ending December 31, 2002 (the Annual Report) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and

The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 28, 2003

/s/ MICHAEL D. LUNDIN
Michael D. Lundin President and Chief Executive Officer

/s/ JULIE A. BOLAND
Julie A. Boland Vice President and Chief Financial Officer